EXHIBIT 21.1

LIST OF SUBSIDIARIES OF WILLIAM LYON HOMES, A DELAWARE CORPORATION

William Lyon Homes

(formerly The Presley Companies) (a Delaware corporation)

William Lyon Homes, Inc.

(a California corporation)

California Equity Funding, Inc.

(a California corporation)

Sycamore CC, Inc.

(a California corporation)

Presley CMR, Inc.

(a California corporation)

Duxford Financial, Inc. (formerly Presley Mortgage Company)

(a California corporation)

Bayport Mortgage, L.P.

(a California limited partnership)

Duxford Title Reinsurance Company

(a Vermont corporation)

PH—LP Ventures

(a California corporation)

PH-Rielly Ventures, Inc.

(a California corporation)

Silver Creek Preserve

(a California corporation)

HSP, Inc.

(a California corporation)

PH Ventures-San Jose

(a California corporation)

Cerro Plata Associates, LLC

(a Delaware limited liability company)

Henry Ranch, LLC

(a Delaware limited liability company)

William Lyon Southwest, Inc.

(an Arizona corporation)

PLC/Lyon Waterfront Residential, LLC

(a Delaware limited liability company)

Lyon Waterfront, LLC

(a Delaware limited liability company)

Tustin Villas Partners, LLC

(a Delaware limited liability company)

Tustin Vistas Partners, LLC

(a Delaware limited liability company)

Marble Mountain Partners, LLC

(a Delaware limited liability company)

East Garrison Partners I, LLC

(a California limited liability company)

Lyon East Garrison Company I, LLC

(a California limited liability company)

Spectrum 90 Investors, LLC

(a Delaware limited liability company)

4S Ranch Planning Area 38, LLC

(a Delaware limited liability company)

San Miguel Village, LLC

(a Delaware limited liability company)

Lyon Treviso, LLC

(a Delaware limited liability company)

WLH Enterprises (formerly The Ranch Golf Club Co. which was formerly Carmel Mountain Ranch)

(a California general partnership)

Laguna Big Horn, LLC

(a Delaware limited liability company)

Mountain Falls, LLC

(a Nevada limited liability company)

Mountain Falls Golf Course, LLC

(a Nevada limited liability company)

Whitney Ranch Village 5, LLC

(a Delaware limited liability company)

Queen Creek Joint Venture, LLC

(an Arizona limited liability company)

Lyon Vista Del Mar 533, LLC

(a Delaware limited liability company)

Circle G at the Church Farm North Joint Venture, LLC

(an Arizona limited liability company)

WLH/WB Rainbow Valley Properties JV, LLC

(an Arizona limited liability company)

Duxford Insurance, LLC

(a California limited liability company)

Moffet Meadows Partners, LLC

(a Delaware Limited Liability Company)

Duxford Escrow, Inc.

(a California Corporation)

Nobar Water Company

(a California Company)

Tustin Coventry, LLC

(a Delaware Limited Liability Company)

William Lyon Mortgage Series of CWB

Mortgage Ventures, LLC

(a California Limited Liability Company)